UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Managed Accounts Portfolios Trust

Municipal Total Return Managed Accounts Portfolio

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Dear Shareholders,

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and Fund Spotlight section of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments

Portfolio manager Marty Doyle examines the market conditions, investment strategies and performance of the Fund for this reporting period. Marty, who has 20 years of investment experience, has managed the Municipal Total Return Managed Accounts Portfolio since its inception.

What were the general market conditions during the reporting period?

During this period, developments in the credit markets led to increased price volatility and tightening liquidity, causing a general “flight-to-quality”. In September 2007, the Federal Reserve (Fed) responded to credit market volatility by launching a series of interest rate cuts that lowered the fed funds rate by 325 basis points, from 5.25% to 2.00%, in eight months, including reductions of 125 basis points in January 2008 alone. Since April 2008, the Fed has left the fed funds rate unchanged.

The Fed’s rate-cutting actions also were a response to signs of slower growth in the U.S. economy, as evidenced by changes in the U.S. gross domestic product (GDP), a closely watched measure of economic performance. Although GDP expanded at 4.8% in the third quarter of 2007, this measure fell into negative territory (-0.2%) in the fourth quarter of 2007 before climbing 0.9% in the first quarter of 2008 (all GDP numbers annualized). During the second quarter of 2008, GDP grew at an annual rate of 3.3%, boosted by a surge in exports but still reflecting a 16% decline in residential investment. The economy continued to be strained by the troubled housing market as well as higher inflation. Driven largely by increased energy, transportation and food prices, the Consumer Price Index (CPI) registered a 5.6% year-over-year gain as of July 2008, including July’s 0.8%, the biggest one-month jump in 17 years. The core CPI (which excludes food and energy prices) rose 2.5% between August 2007 and July 2008, well above the Fed’s unofficial target of 2.0% or lower. In the labor markets, January 2008 marked the first decline in new job creation since 2003, breaking the longest string of employment growth (52 months) in U.S. history. The national unemployment rate for July 2008 was 5.7%, its highest level since March 2004, up from 4.7% in July 2007.

In the municipal bond market, factors related to the sub-prime mortgage crisis had an indirect, but important, influence on performance. General concerns about the credit markets as well as more specific concerns about municipal bond insurers with exposure to sub-prime mortgages caused some investors to curtail purchases. In addition, hedge funds and other non-traditional buyers of municipal bonds began to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this selling produced a sharp steepening of the municipal yield curve, as longer-term interest rates rose and short-term interest rates declined. Between August 1, 2007, and July 31, 2008, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, rose 57 basis points to 5.20%. By comparison, the yield on the 10-year U.S. Treasury note dropped almost 80 basis points to end the reporting period at 3.98%. In this environment, bonds with shorter maturities generally outperformed longer-maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Also of note in the municipal market, the U.S. Supreme Court in May 2008 ruled that individual states could continue to offer their residents special tax treatment on municipal bonds issued within their borders. The high court’s decision in Department of Revenue of the Commonwealth of Kentucky vs. Davis preserved tax rules in forty-two states, allowing them to continue to exempt from taxation the income their residents earn on in-state municipal bonds while taxing the income earned on municipal bonds issued in other states. Over the twelve months ended July 2008, municipal bond issuance nationwide totaled $461.9 billion, a decrease of less than 1% from the previous twelve months. As of July 31, 2008, insured bonds comprised 23% of new supply, compared with the

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 7/31/08

	1-Year	Since Inception (5/31/07)
Municipal Total Return Managed Accounts Portfolio	1.17%	1.99%
Lehman Brothers 7-Year Municipal Bond Index[1]	5.83%	5.48%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

recent historical figure of approximately 50%. Despite disruptions in the markets, new municipal issuance continued to be met with solid demand by institutional and retail investors as well as non-traditional buyers returning to the market over the last few months.

How did the Fund perform during the twelve months ended July 31, 2008? What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Municipal Total Return Managed Accounts Portfolio underperformed its benchmark, the Lehman Brothers 7-Year Municipal Bond Index, during the twelve-month reporting period. The table above provides performance information for the one-year and since inception periods ended July 31, 2008.

Developed exclusively for use within Nuveen sponsored separately managed accounts, the Municipal Total Return Managed Accounts Portfolio is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Fund invests are highly speculative. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential by using lower quality, higher yielding securities than smaller managed accounts might otherwise achieve and to gain access to special investment opportunities normally only available to institutional investors. This Fund is combined with a Separately Managed Account portfolio of high quality intermediate bonds and uses the Lehman Brothers 7-Year Municipal Bond Index as a comparative benchmark.

There were several broad themes that highlighted our management during this period. Diversification was a main driver, as we sought exposure across the entire yield curve, different credit ranges and several sectors. We remained relative value investors, looking for opportunities to purchase solid credits in sectors and maturities that experienced elevated volatility during the period.

The Fund’s underperformance relative to the benchmark can be attributed to a number of factors. First, approximately 40% of the overall portfolio is comprised of securities not in the benchmark portfolio. Another reason for the underperformance was the Fund’s higher allocations to bonds with longer maturities and lower credit quality than was seen in the benchmark. These securities generally did not perform well during the reporting period. A final factor affecting performance was that ultra high-grade quality (natural AAAs and pre-refunded/escrowed bonds) and short to intermediate maturity securities significantly outperformed the Fund’s holdings. Despite this, there were a few areas that helped performance during the reporting period. Portfolio holdings were aided by refinancing deals as issuers converted auction rate and variable rate debt to fixed rate.

1	The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund’s portfolio. An index is not available for direct investment.

Annual Report    Page 3

These deals were priced attractively by underwriters. Also helping performance were South Carolina tobacco bonds that became pre-refunded during the period.

Recent Developments Regarding Bond Insurance Companies

Another factor that had an impact on the performance of the Fund was its position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, ACA, AMBAC, CIFG, FGIC, MBIA, and XLCA experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers on “negative outlook” or “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies – especially those bonds with weaker underlying credits – declined, detracting from the Fund’s performance. However, on the whole, the holdings of the Fund continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category, and it is important to note that municipal bonds historically have had a very low rate of default.

Municipal Total Return Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Municipal Total Return Managed Accounts Portfolio compared with the corresponding index. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Municipal Total Return Managed Accounts Portfolio’s returns include reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 4

Fund Spotlight as of 7/31/08 Municipal Total Return Managed Accounts Portfolio

Quick Facts

NAV	$9.78
Latest Monthly Dividend[1]	$0.0403
Inception Date	5/31/07

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 7/31/08

NAV
1-Year	1.17%
Since Inception	1.99%

Average Annual Total Returns as of 6/30/08

NAV
1-Year	1.77%
Since Inception	2.23%

Tax-Free Yields

NAV
Dividend Yield[2]	4.94%
SEC 30-Day Yield[2]	4.79%
Taxable-Equivalent Yield[3]	6.65%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio	As of Date
	1.26%	0.00%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.

Bond Credit Quality4

Portfolio Statistics
Net Assets ($000)	$49,024
Average Effective Maturity on Securities (Years)	15.61
Average Duration	7.78

1	Paid August 1, 2008. This is the latest monthly tax-exempt dividend declared during the period ended July 31, 2008.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

4	The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA and XLCA as of July 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

Annual Report    Page 5

Fund Spotlight as of 7/31/08 Municipal Total Return Managed Accounts Portfolio

Industries1

Health Care	21.4%
Tax Obligation/Limited	19.1%
Education and Civic Organizations	12.3%
Transportation	8.8%
Housing/Single Family	8.5%
Utilities	7.9%
Tax Obligation/General	6.9%
U.S. Guaranteed	5.2%
Other	9.9%

States1

Illinois	14.2%
Indiana	10.4%
Texas	8.6%
California	7.6%
New Jersey	7.0%
New York	5.3%
Georgia	4.0%
Massachusetts	3.9%
Michigan	3.6%
Florida	3.3%
South Carolina	3.3%
Colorado	3.0%
Ohio	2.8%
Utah	2.6%
North Carolina	2.5%
Pennsylvania	1.9%
Washington	1.7%
Other	14.3%

1	As a percentage of total long-term investments as of July 31, 2008. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$992.40	$1,024.86
Expenses Incurred During Period	$—	$—

Expenses are equal to the Fund’s annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 6

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio

July 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.3%

$90	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.250%, 11/15/20	11/15 at 100.00	Baa1		$85,608

500	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – MBIA Insured (ETM)	No Opt. Call	AA	(4)	575,795
590	Total Alabama				661,403
	Alaska – 0.3%

145	Alaska Municipal Bond Bank Authority, General Obligation Bonds, Series 2006-2, 5.500%, 12/01/21 – MBIA Insured (Alternative Minimum Tax)	12/16 at 100.00	AA		143,799
	Arizona – 0.7%

250	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A3		240,815

100	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		99,080
350	Total Arizona				339,895
	California – 6.1%

435	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2002A, 5.750%, 6/01/30 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB	(4)	473,254

850	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008J, 5.625%, 7/01/32	7/15 at 100.00	A		841,685

250	California Municipal Finance Authority, Revenue Refunding Bonds, Biola University, Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1		243,283

225	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding, Series 2007A, 5.250%, 12/15/23	12/17 at 100.00	A–		217,501

500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/17	12/08 at 100.00	A		500,025

750	Palomar Pomerado Health, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – AMBAC Insured	8/15 at 100.00	AA		741,233
3,010	Total California				3,016,981
	Colorado – 2.5%

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.750%, 5/15/36	5/18 at 100.00	BBB		476,020

75	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/15	No Opt. Call	BBB–		74,685

200	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/17	6/16 at 100.00	A–		200,750

150	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/14 – FGIC Insured	11/11 at 100.00	A+		151,865

300	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – MBIA Insured	9/15 at 100.00	AA		301,731
1,225	Total Colorado				1,205,051
	District of Columbia – 0.6%

300	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	5/11 at 101.00	BBB		298,017
	Florida – 2.7%

25	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R		20,900

25	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R		19,781

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2008-1, 6.450%, 1/01/39 (Alternative Minimum Tax)	7/17 at 100.00	AA+	$522,525

400	Palm Beach County School Board, Florida, Certificates of Participation, Series 2008B, 5.000%, 8/01/25 (Mandatory put 8/01/11) – FGIC Insured	No Opt. Call	AA–	414,820

75	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.750%, 10/01/22	10/17 at 100.00	BBB	72,568

75	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17	No Opt. Call	N/R	74,941

200	University of Florida Research Foundation, Inc., Capital Improvement Revenue Bonds, Series 2003, 5.125%, 9/01/33 – AMBAC Insured	9/09 at 100.00	Aa3	200,064
1,300	Total Florida			1,325,599
	Georgia – 3.2%

650	Atlanta Development Authority, Georgia, Educational Facilities Revenue Bonds, Science Park LLC Project, Series 2007, 5.250%, 7/01/27	7/17 at 100.00	A1	661,076

60	Houston County Hospital Authority, Georgia, Revenue Bonds, Houston Healthcare Project, Series 2007, 5.250%, 10/01/18	10/17 at 100.00	A2	61,354

500	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Series 2008A, 5.500%, 7/01/38	7/18 at 100.00	A+	493,470

350	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/21	No Opt. Call	A	365,925
1,560	Total Georgia			1,581,825
	Idaho – 1.3%

	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2008A-1:
130	5.625%, 7/01/28 (Alternative Minimum Tax)	1/17 at 100.00	Aaa	127,477
500	6.250%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	Aaa	516,230
630	Total Idaho			643,707
	Illinois – 11.5%

500	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/16 – AMBAC Insured (Alternative Minimum Tax)	1/10 at 101.00	AA	506,800

750	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21	8/18 at 100.00	A–	752,848

650	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	622,024

150	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa1	143,118

100	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	A–	92,523

400	Illinois Finance Authority, Revenue Refunding Bonds, DePaul University, Series 2008, 3.500%, 10/01/26 (Mandatory put 4/01/11) – XLCA Insured	No Opt. Call	A3	396,568

700	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	A	720,720

75	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/13	No Opt. Call	Baa3	75,010

665	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	Baa1	693,003

205	Kane County, Illinois, Community Unit School District 304 Geneva, General Obligation Bonds, Series 2008, 5.250%, 1/01/23 – FSA Insured	1/18 at 100.00	AAA	216,687

250	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/30	1/16 at 100.00	AA–	242,793

500	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	629,570

250	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1991, 6.700%, 11/01/21 – FGIC Insured	No Opt. Call	AA+	294,315

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$250	Saint Clair County High School District 203, O’Fallon, Illinois, General Obligation Bonds, Series 2007, 5.750%, 12/01/26 – AMBAC Insured	12/17 at 100.00	AA	$266,518
5,445	Total Illinois			5,652,497
	Indiana – 8.4%

250	Central Nine Career Charter School Building Corporation, Indiana, General Obligation Bonds, Series 2007, 5.500%, 1/15/17	No Opt. Call	A	268,470

670	East Chicago Multi-School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 2008, 6.000%, 7/15/16	No Opt. Call	AA+	751,459

750	Franklin Community Multi-School Building Corporation, Marion County, Indiana, First Mortgage Revenue Bonds, Series 2007A, 5.000%, 7/15/20 – FGIC Insured	No Opt. Call	A	759,621

	Indiana Finance Authority, Revenue Bonds Children’s Museum Project, Series 2008:
500	5.000%, 10/01/26	7/18 at 100.00	Aa3	492,345
280	5.000%, 10/01/28	7/18 at 100.00	Aa3	272,695

250	Merrillville Multi-School Building Corporation, Lake County, Indiana, First Mortgage Revenue Bonds, Series 2008, 5.250%, 7/15/22	1/18 at 100.00	A	257,505

200	Noblesville Redevelopment Authority, Indiana, Lease Rental Revenue Bonds, Hamilton Town Project, Series 2006, 5.000%, 8/01/23	8/16 at 100.00	AA–	200,392

300	Portage Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2008, 5.250%, 1/15/19 – CIFG Insured	1/18 at 100.00	A–	308,502

75	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	BBB+	67,764

650	Tri-Creek Middle School Building Corporation, Indiana, First Mortgage Bonds, Series 2008, 6.000%, 1/15/16 – FSA Insured	No Opt. Call	AAA	738,368
3,925	Total Indiana			4,117,121
	Kansas – 0.5%

65	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/29	9/17 at 100.00	N/R	60,250

200	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008A, 4.125%, 9/01/37 (Mandatory put 3/01/13)	3/12 at 100.00	A+	199,664
265	Total Kansas			259,914
	Kentucky – 0.5%

250	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa2	247,833
	Louisiana – 0.5%

250	Greystone Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2008, 7.375%, 6/01/38	6/18 at 102.10	N/R	243,218
	Maryland – 0.9%

500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.650%, 9/01/22 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	456,860
	Massachusetts – 3.2%

250	Massachusetts Development Finance Agency, Revenue Bonds, Boston Architectural College, Series 2006, 5.000%, 1/01/37 – ACA Insured	1/17 at 100.00	N/R	197,490

425	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Northeastern University Issue, Series R, 5.000%, 10/01/33	10/18 at 100.00	A2	414,864

300	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series A 2008, 6.250%, 1/15/28	1/18 at 100.00	N/R	285,429

650	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.375%, 7/01/25	7/18 at 100.00	A3	646,757
1,625	Total Massachusetts			1,544,540

9

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan – 2.9%

$250	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 4.875%, 8/15/27	8/17 at 100.00	N/R	$190,900

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	525,930

150	Michigan Higher Education Facilities Authority, Revenue Bonds, Kalamazoo College Project, Series 2007, 5.000%, 12/01/33	12/17 at 100.00	A1	144,972

200	Michigan Higher Education Student Loan Authority, Revenue Bonds, Series 2003, XVII-I, 4.750%, 3/01/18 – AMBAC Insured (Alternative Minimum Tax)	3/14 at 100.00	AA	181,560

100	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2001I, 4.750%, 10/15/25	10/08 at 100.00	A+	95,026

300	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	N/R	284,397
1,500	Total Michigan			1,422,785
	Minnesota – 0.5%

200	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1992A, 8.500%, 3/01/19	8/12 at 101.00	A	230,880
	Missouri – 0.8%

300	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	293,679

75	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.250%, 9/01/15	No Opt. Call	N/R	74,415
375	Total Missouri			368,094
	Nevada – 0.2%

100	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008, 6.750%, 9/01/27	9/18 at 100.00	N/R	95,512
	New Jersey – 5.6%

100	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.625%, 6/15/19	6/10 at 100.00	BBB	98,044

500	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2007-T3, 5.000%, 9/01/20 (Mandatory put 9/01/14) – FSA Insured	No Opt. Call	AAA	530,570

600	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22	7/18 at 100.00	A+	598,788

	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2008X:
735	4.850%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	732,486
805	5.000%, 4/01/17 (Alternative Minimum Tax)	No Opt. Call	AA	806,624
2,740	Total New Jersey			2,766,512
	New Mexico – 0.4%

250	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Series 2007A, 5.150%, 6/01/37 – FGIC Insured (Alternative Minimum Tax)	6/12 at 100.00	Baa3	201,193
	New York – 4.3%

500	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District Project, Series 2008A, 5.750%, 5/01/23 – FSA Insured	5/18 at 100.00	AAA	553,845

350	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006A, 5.000%, 11/15/25	11/16 at 100.00	A	351,390

100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	97,183

500	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B, 5.500%, 10/15/27	6/15 at 100.00	AAA	567,975

10

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$500	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA		$516,535
1,950	Total New York				2,086,928
	North Carolina – 2.0%

100	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/21	10/17 at 100.00	BBB–		96,312

350	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		373,989

500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2008C, 5.250%, 1/01/19	1/18 at 100.00	A2		523,425
950	Total North Carolina				993,726
	Ohio – 2.3%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
100	5.125%, 6/01/24	6/17 at 100.00	BBB		89,154
300	6.500%, 6/01/47	6/17 at 100.00	BBB		267,717

240	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	AA–		250,123

300	Hamilton County, Ohio, Sewer System Revenue Bonds, Greater Cincinnati Metropolitan Sewer District, Series 2007A, 5.250%, 12/01/22	12/17 at 100.00	AA		318,150

200	Huron County, Ohio, Hospital Facilities Revenue Bonds, Fisher-Titus Medical Center, Series 2007, 5.250%, 12/01/17	6/17 at 100.00	A		201,250
1,140	Total Ohio				1,126,394
	Oregon – 0.3%

150	Oregon Facilities Authority, Revenue Bonds, University of Portland Projects, Series 2007A, 5.500%, 4/01/27	4/18 at 100.00	BBB+		152,690
	Pennsylvania – 1.6%

430	City of Erie Higher Education Building Authority (Commonwealth of Pennsylvania) College Revenue Bonds, Series 2008 (Mercyhurst College Project), 5.350%, 3/15/28	9/18 at 100.00	BBB		407,472

250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/25	10/18 at 100.00	BBB		253,298

100	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 5.200%, 7/01/12	7/10 at 101.00	N/R		100,526
780	Total Pennsylvania				761,296
	Rhode Island – 0.9%

200	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, 2007 Series 57-B, 5.150%, 4/01/22 (Alternative Minimum Tax)	4/17 at 100.00	AA+		194,818

250	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A		240,628
450	Total Rhode Island				435,446
	South Carolina – 2.7%

500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.125%, 12/01/30	12/16 at 100.00	A–		489,225

400	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2008A-3, 5.250%, 1/01/19	1/18 at 100.00	Baa1		411,964

100	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/30 (ETM)	No Opt. Call	BBB	(4)	112,391

11

Portfolio of Investments

Municipal Total Return Managed Accounts Portfolio (continued)

July 31, 2008

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
$265	6.000%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	BBB	(4)	$280,640
10	6.375%, 5/15/28 (Pre-refunded 5/15/16)	5/16 at 100.00	BBB	(4)	10,943
1,275	Total South Carolina				1,305,163
	Texas – 6.9%

500	Dallas-Fort Worth International Airport, Texas, Acution Rate Revenue Bonds, Series 2004-A1, 5.750%, 11/01/18 – MBIA Insured (Alternative Minimum Tax)	11/09 at 100.00	AA		502,450

350	Forney Independent School District, Kaufman County, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/25	8/17 at 65.60	AAA		138,628

500	Grapevine-Colleyville Independent School District, Tarrant and Dallas Counties, Texas, General Obligation Bonds, Series 2005A, 5.250%, 8/15/22 – FGIC Insured	8/15 at 100.00	AA		520,870

250	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/23 – FGIC Insured	5/14 at 100.00	AA		253,590

650	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 1998A, 6.000%, 7/01/13 – FGIC Insured (Alternative Minimum Tax)	7/10 at 100.00	A+		657,072

380	North Texas Municipal Water District, Water System Revenue Bonds, Series 2006, 5.000%, 9/01/20 – FGIC Insured	9/16 at 100.00	AAA		397,537

	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008A:
200	6.000%, 1/01/19	1/18 at 100.00	A2		218,478
325	6.000%, 1/01/23 – MBIA Insured	1/18 at 100.00	AA		350,675

375	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	A3		362,096
3,530	Total Texas				3,401,396
	Utah – 2.1%

750	Intermountain Power Agency, Utah, Power Supply Revenue Refunding Bonds, Series 2008A, 5.250%, 7/01/20	7/13 at 100.00	A1		773,698

100	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A, 5.750%, 7/15/22	7/15 at 102.00	N/R		94,012

150	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.125%, 6/15/17	No Opt. Call	BBB–		147,216
1,000	Total Utah				1,014,926
	Virginia – 0.2%

100	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2002A, 5.250%, 10/01/32 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		94,502
	Washington – 1.4%

100	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.625%, 1/01/28	No Opt. Call	N/R		94,446

75	Skagit County Public Hospital District 1 , Washington, Skagit Valley Hospital, Series 2007, 5.750%, 12/01/28	12/17 at 100.00	Baa2		72,127

500	Washington State Healthcare Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Series 2008, 5.500%, 10/01/35	10/18 at 100.00	Aa3		506,175
675	Total Washington				672,748
	Wisconsin – 1.1%

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
90	6.125%, 6/01/27	6/12 at 100.00	BBB		88,560
60	6.375%, 6/01/32	6/12 at 100.00	BBB		58,594

200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008A, 5.250%, 8/15/24	8/08 at 100.00	AA–		202,330

12

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$215	Wisconsin State, General Obligation Bonds, Series 2008-2, 5.500%, 5/01/28 (Alternative Minimum Tax)	5/18 at 100.00	AA–	$213,446
565	Total Wisconsin			562,930
	Wyoming – 0.5%

250	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.500%, 1/01/28	1/18 at 100.00	A2	252,550

$39,350	Total Long-Term Investments (cost $40,376,772) – 80.9%			39,683,931

	Short-Term Investments – 11.4%

$5,579	State Street Global Advisors Money Market Fund, Tax Free Obligation	N/A	N/A	5,578,603

	Total Short-Term Investments (cost $5,578,603)			5,578,603

	Total Investments (cost $45,955,375) – 92.3%			45,262,534

	Other Assets Less Liabilities – 7.7%			3,761,721

	Net Assets – 100%			$49,024,255

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The Portfolio of Investments reflects the ratings on certain bonds insured by ACA, AMBAC, CIFG, FGIC, MBIA and XLCA as of July 31, 2008. Please see the Portfolio Manager’s Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/A	Not applicable.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

13

Statement of Assets and Liabilities

Municipal Total Return Managed Accounts Portfolio

July 31, 2008

Assets
Investments, at value (cost $40,376,772)	$39,683,931
Short-term investments (at cost, which approximates value)	5,578,603
Cash	2,051
Receivables:
From Adviser	41,601
Interest	379,794
Shares sold	3,819,957
Total assets	49,505,937
Liabilities
Payable for shares redeemed	238,299
Accrued other expenses	55,243
Dividends payable	188,140
Total liabilities	481,682
Net assets	$49,024,255
Shares outstanding	5,011,340
Net asset value per share	$9.78

Net Assets Consist of:
Capital paid-in	$49,809,788
Undistributed (Over-distribution of) net investment income	(6,272)
Accumulated net realized gain (loss) from investments	(86,420)
Net unrealized appreciation (depreciation) of investments	(692,841)
Net assets	$49,024,255

See accompanying notes to financial statements.

14

Statement of Operations

Municipal Total Return Managed Accounts Portfolio

Year Ended July 31, 2008

Investment Income	$809,706
Expenses
Shareholders’ servicing agent fees and expenses	1,000
Custodian’s fees and expenses	12,605
Trustees’ fees and expenses	365
Professional fees	34,035
Shareholders’ reports – printing and mailing expenses	21,402
Federal and state registration fees	9,900
Other expenses	1,488
Total expenses before expense reimbursement	80,795
Expense reimbursement	(80,795)
Net expenses	—
Net investment income	809,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(83,223)
Change in net unrealized appreciation (depreciation) of investments	(727,908)
Net realized and unrealized gain (loss)	(811,131)
Net increase (decrease) in net assets from operations	$(1,425)

See accompanying notes to financial statements.

15

Statement of Changes in Net Assets

Municipal Total Return Managed Accounts Portfolio

	Year Ended 7/31/08	For the Period 5/31/07 (commencement of operations) through 7/31/07
Operations
Net investment income	$809,706	$36,241
Net realized gain (loss) from investments	(83,223)	(3,283)
Change in net unrealized appreciation (depreciation) of investments	(727,908)	35,067
Net increase (decrease) in net assets from operations	(1,425)	68,025
Distributions to Shareholders
From net investment income	(852,133)	—
Decrease in net assets from distributions to shareholders	(852,133)	—
Fund Share Transactions
Proceeds from sale of shares	47,631,290	5,400,000
Cost of shares redeemed	(3,326,839)	—
Net increase (decrease) in net assets from Fund share transactions	44,304,451	5,400,000
Capital contribution from Adviser	4,480	857
Net increase (decrease) in net assets	43,455,373	5,468,882
Net assets at the beginning of period	5,568,882	100,000
Net assets at the end of period	$49,024,255	$5,568,882
Undistributed (Over-distribution of) net investment income at the end of period	$(6,272)	$36,223

See accompanying notes to financial statements.

16

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Municipal Total Return Managed Accounts Portfolio (the “Fund”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

The Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts. The Fund is a specialized municipal bond fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Fund invests are highly speculative. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential by using lower quality, higher yielding securities than smaller managed accounts might otherwise achieve and to gain access to special investment opportunities normally available only to institutional investors.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters. The initial capital contribution of $100,000 was made by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen Investments, LLC (the “Distributor”), also a wholly owned subsidiary of Nuveen, assumed all of the organization costs approximately ($6,000) and offering costs approximately ($85,000).

The Fund primarily seeks to provide attractive total return. The Fund also seeks to provide high current income exempt from regular and federal income taxes. Under normal circumstances the Fund invests in various types of municipal securities, including investment grade rated BBB/Baa or better, below investment grade rated BB/Ba or lower (high yield), and unrated leveraged municipal securities. The Fund will focus on securities with intermediate to longer term maturities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in the Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2008, the Fund had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

17

Notes to Financial Statements (continued)

Effective January 31, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is ‘‘more-likely-than-not’’ (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the fiscal year ended July 31, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including futures, forwards, options and swap transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2008.

Municipal Money Market Funds

The Fund is authorized to invest in municipal money market funds that pay interest income exempt from regular federal, and in some cases state and local, income taxes. The Fund indirectly bears its proportionate share of the money market fund’s fees and expenses. The Adviser does, however, reimburse the Fund for the 12b-1 fees it indirectly incurs from its investments in money market funds. During the fiscal year ended July 31, 2008, the Adviser reimbursed the Fund $4,480 for such indirectly incurred 12b-1 fees.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities, if any, are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/08		For the Period May 31, 2007 (Commencement of Operations) through July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold	4,795,526	$47,631,290	540,040	$5,400,000
Shares redeemed	(334,226)	(3,326,839)	—	—
Net increase (decrease)	4,461,300	$44,304,451	540,040	$5,400,000

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2008, aggregated $44,286,308 and $9,089,291, respectively.

18

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At July 31, 2008, the cost of investments was $45,954,690.

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

Gross unrealized:
Appreciation	$83,278
Depreciation	(775,434)
Net unrealized appreciation (depreciation) of investments	$(692,156)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net tax-exempt income*	$180,980
Undistributed net ordinary income	—
Undistributed net long-term capital gains	—

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 9, 2008, paid on August 1, 2008.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008
Distributions from net tax-exempt income**	$663,993
Distributions from net ordinary income	—
Distributions from net long-term capital gains	—

For the period May 31, 2007 (commencement of operations) through July 31, 2007
Distributions from net tax-exempt income	$—
Distributions from net ordinary income	—
Distributions from net long-term capital gains	—
**	The Fund hereby designates these amounts paid during the fiscal year ended July 31, 2008, as Exempt Interest Dividends.

At July 31, 2008, the Fund’s tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration: July 31, 2016	$10,794

The Fund has elected to defer net realized losses from investments incurred from November 1, 2007 through July 31, 2008, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $75,424 are treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Fund. The Adviser also agreed to reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). The Adviser is compensated for its services to the Fund from the fee charged at the separately managed account level.

At July 31, 2008, Nuveen owned 510,000 shares of the Fund.

Agreement and Plan of Merger

On June 20, 2007, Nuveen announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC

19

Notes to Financial Statements (continued)

(“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser, and resulted in the automatic termination of the Fund’s agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreement. The new ongoing investment management agreement, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Fund declared dividend distributions from its tax-exempt net investment income of $.0396 which were paid on September 2, 2008, to shareholders of record on August 28, 2008.

20

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
2008	$10.12	$.49	$(.37)	$.12	$(.46)	$—	$(.46)	$9.78	1.17%	$49,024.44%			3.97%		—%		4.41%		55%
2007(d)	10.00	.07	.05	.12	—	—	—	10.12	1.20	5,569	1.26	*	2.67	*	—	*	3.92	*	7

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	For the period May 31, 2007 (commencement of operations) through July 31, 2007.

See accompanying notes to financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Total Return Managed Accounts Portfolio ( a series of the Nuveen Managed Accounts Portfolios Trust, hereafter referred to as the “Fund”) at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

22

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreement (the “Advisory Agreement”) between the Fund and Nuveen Asset Management (“NAM”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreement, as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund and NAM, including absolute performance information and performance information of a customized benchmark, applicable fee and expense information, information regarding the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreement, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreement. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreement, the Independent Board Members considered the nature, extent and quality of NAM’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of NAM’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Board Members noted, however, that the Fund is offered via separately managed accounts and may require less shareholder services than a typical open-end fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and NAM

The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared against a customized benchmark. The Fund does not have a comparable peer group.

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance.

As the Fund was only recently launched, the Independent Board Members reviewed the Fund’s total return performance information for the six-month period ending December 31, 2007 and the performance in comparison to a customized benchmark for the same

23

Annual Investment Management Agreement Approval Process (continued)

period. This information supplemented any Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized the unique fee structure of the Fund. The Fund does not pay NAM a management fee. Rather, the Fund is sold via separately managed accounts. NAM therefore receives its advisory fees via the managed account management fee. Such fee is essentially a blended rate comprised of Fund fees pro-rated to the portion of the total product represented by the Fund and the managed account fees associated with the proportion of individual securities in the overall product. The Fund was launched in May 2007. Accordingly, the Independent Board Members reviewed the Fund’s annualized gross expense ratio as of December 31, 2007 as well as the gross and net management fees and net expense ratio of certain unaffiliated funds in a comparable category of funds established by an independent third party. The Independent Board Members recognized, however, that the fee structure differs from that of the typical retail open-end fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. In this regard, they recognized that the Fund is offered via separately managed accounts and therefore may not require or incur the costs of shareholder servicing to the same extent as a typical open-end fund.

3. Profitability of Nuveen

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees attributed to the Fund and the expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, in general, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. However, in this regard, the Independent Board Members recognized that the Fund does not have a fund-level breakpoint schedule given its novel structure. Under a complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The assets of the Fund are included in determining the complex-wide fee.

24

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits NAM or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreement are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreement be renewed.

25

Notes

26

Notes

27

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

28

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

29

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

30

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

32

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

33

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MAN-MAPS-0708D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report July 31, 2008	For investors seeking attractive monthly income potential.

Nuveen Managed

Accounts Portfolios Trust

International Income Managed Accounts Portfolio

Enhanced Multi-Strategy Income Managed Accounts Portfolio

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I’d like to use my initial annual report letter to you to accomplish several things. First, I want to welcome you to the family of Nuveen Fund investors. All Nuveen Funds are designed to provide a quality investment experience over time, and I will do everything I can to help fulfill this expectation.

Since some of you may be familiar with Nuveen through other investments, I also want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us – an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Finally, I urge you to take the time to review the Portfolio Manager’s Comments and Fund Spotlight sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 19, 2008

Robert P. Bremner

Chairman of the Board

Annual Report    Page 1

Portfolio Manager’s Comments

Portfolio manager Andy Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income of Nuveen Asset Management, examines the investment strategies of and how they were applied to the International Income Managed Accounts Portfolio and Enhanced Multi-Strategy Income Managed Accounts Portfolio. Andy has managed the Funds’ since their inception.

What were the general market conditions during the period from the Funds’ inception, December 27, 2007, through July 31, 2008?

The reporting period was dominated by concerns about the impact of possible sub-prime mortgage defaults and fears of a U.S. recession, especially as the impact began to spread beyond mortgage to banks and other financial institutions. When data began to show the potential for a severely weakening economy, the Federal Reserve cut the widely followed short-term Fed Funds rate five times during the period, bringing the rate to 2.00% as of July 31, 2008. In addition, inflation worries and a potential global economic slowdown impacted the Global Central Bank policy which creates changes in yield curves around the world.

How did the Funds perform during the period since inception through July 31, 2008?

The table on page three provides performance information for both Funds for the since inception period ended July 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What are the Funds’ investment strategies and how were they applied during the period since inception through July 31, 2008? How did these strategies influence performance?

International Income Managed Accounts Portfolio

The International Income Managed Accounts Portfolio had positive returns, but underperformed its benchmark for the period since inception through July 31, 2008. During this period, we gained exposure in countries with high real yield among their debt securities and in those countries where we could take advantage of the changing shape of their yield curves. We also relied on our ability to apply country fundamentals in a systematic way to capture returns and potentially avoid risk. Specifically, we continued to find high real yields in Turkey and Brazil. We took advantage of the changing yield curves in the U.S., U.K. and Norway.

Also, we cautiously approached the currency markets looking for stand-out opportunities based on country fundamentals to capture returns in a systematic manner. In our currency positions, we found value in Vietnam and Ukraine. However, with global equity markets generally negative during the first quarter of 2008, we were less than fully invested in currency positions. As opportunities arose in the second quarter of 2008, we were able to fully weight the currency positions. We also added shorter-term paper in the asset backed sector to take advantage of the ongoing opportunities and value creation caused by the credit crisis. Contributing to the Fund’s underperformance versus its benchmark were positions in Euro Bonds.

Enhanced Multi-Strategy Income Managed Accounts Portfolio

The Enhanced Multi-Strategy Income Managed Accounts Portfolio outperformed its benchmark for the period since inception through July 31, 2008. During the reporting period, we diversified the portfolio across corporate, high yield, mortgage backed, and asset backed securities to provide

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report    Page 2

Class A Shares —

Cumulative Total Returns as of 7/31/08

Since Inception (12/27/07)
International Income Managed Accounts Portfolio	0.19%
Citigroup World Government Bond ex-U.S. (Hedged) Index[1]	1.06%

Enhanced Multi-Strategy Income Managed Accounts Portfolio	0.74%
Lehman Brothers Credit/Mortgage Index[2]	0.71%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

diversification and take advantage of the attractive relative values to U.S. Treasuries. We added diversity in the second quarter of 2008 by adding a small percentage of non-U.S. government debt and select currencies where fundamentals appear strong. We continued to emphasize portfolio risk avoidance and caution due to the effects of the credit crisis and the pressure that it put on liquidity and the pricing of credit related debt.

Our strategy focused on adding return and reducing risk by diversifying our positions and using our top down process to avoid fundamentally weak sectors, countries or companies. With this in mind, we remained underweight to mortgage-backed securities and overweight to asset-backed securities due to the strong relative value over the historic norm to U.S. Treasuries. We also found value in the corporate bond market where the value relative to U.S. Treasuries continued to be attractive and we looked for select fundamentally strong companies to add to the portfolio.

The Fund’s outperformance of its benchmark can be attributed to its shorter duration and the benchmark’s exposure to asset-backed securities and high-quality mortgage-backed securities. While our currencies, foreign government debt, and credits positions detracted from the Fund’s returns.

1	The Citigroup World Government Bond ex-U.S. (Hedged) Index is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The since inception data for the index was calculated as of 12/31/07, as index returns are calculated on a calendar-month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Lehman Brothers Credit/Mortgage Index is a market-weighted blend of the Lehman Brothers U.S. Credit Index and the Lehman Brothers MBS Index. The since inception data for the index was calculated as of 12/31/07, as index returns are calculated on a calendar-month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

International Income Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

Enhanced Multi-Strategy Income Managed Accounts Portfolio

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Funds compared with the corresponding indexes. The Citigroup World Government Bond ex-U.S. (Hedged) Index is a market capitalization weighted index consisting of the government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Lehman Brothers Credit/Mortgage Index is a market-weighted blend of the Lehman Brothers U.S. Credit Index and the Lehman Brothers MBS Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Funds’ returns include reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 4

Fund Spotlight as of 7/31/08	International Income Managed

Accounts Portfolio

Quick Facts

NAV	$9.80
Latest Monthly Dividend[1]	$0.0338
Inception Date	12/27/07

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Return as of 7/31/08

NAV
Since Inception	0.19%

Cumulative Total Return as of 6/30/08

NAV
Since Inception	-2.70%

Yields

NAV
Dividend Yield[4]	4.14%
SEC 30-Day Yield[4]	4.33%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio	As of Date
	0.24%	0.00%	12/27/07

The expense ratios shown factor in Total Annual Fund Operating Expenses, and are estimated for the Fund’s first fiscal year. The Net Expense Ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse all expenses (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). These expense ratios may vary from the expense ratios shown elsewhere in this report.

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$3,214
Average Effective Maturity on Securities (Years)	7.22
Average Duration	4.50

1	Paid August 1, 2008. This is the latest monthly dividend declared during the period ended July 31, 2008.

2	As a percentage of total investments (excluding derivative transactions and repurchase agreements) as of July 31, 2008. Holdings are subject to change.

3	As a percentage of total investments (excluding derivative transactions) as of July 31, 2008. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Annual Report    Page 5

Fund Spotlight as of 7/31/08	International Income Managed

Accounts Portfolio

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$1,000.00	$1,024.86
Expenses Incurred During Period	$0.00	$0.00

Expenses are equal to the Fund’s annualized net expense ratio of 0.000% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 6

Fund Spotlight as of 7/31/08	Enhanced Multi-Strategy Income Managed

Accounts Portfolio

Quick Facts

NAV	$9.81
Latest Monthly Dividend[1]	$0.0468
Inception Date	12/27/07

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Return as of 7/31/08

NAV
Since Inception	0.74%
Cumulative Total Return as of 6/30/08

NAV
Since Inception	0.67%

Yields

NAV
Dividend Yield[4]	5.72%
SEC 30-Day Yield[4]	8.00%

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio	As of Date
	0.15%	0.00%	12/27/07

The expense ratios shown factor in Total Annual Fund Operating Expenses, and are estimated for the Fund’s first fiscal year. The Net Expense Ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse all expenses (other than interest expense, taxes, fees incurred in acquiring and disposing of investment portfolio securities and extraordinary expenses). These expense ratios may vary from the expense ratios shown elsewhere in this report.

Portfolio Credit Quality2

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$5,262
Average Effective Maturity on Securities (Years)	7.57
Average Duration	4.75

1	Paid August 1, 2008. This is the latest monthly dividend declared during the period ended July 31, 2008.

2	As a percentage of total investments (excluding derivative transactions and repurchase agreements) as of July 31, 2008. Holdings are subject to change.

3	As a percentage of total investments (excluding derivative transactions) as of July 31, 2008. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Annual Report    Page 7

Fund Spotlight as of 7/31/08	Enhanced Multi-Strategy Income Managed

Accounts Portfolio

Corporate Bonds: Industries[1]
Aerospace & Defense	17.0%
Health Care Providers & Services	8.7%
Commercial Services & Supplies	8.6%
Auto Components	8.4%
Multi-Utilities	4.9%
Wireless Telecommunication Services	4.3%
Electric Utilities	4.2%
Paper & Forest Products	4.2%
Oil, Gas & Consumable Fuels	4.1%
Internet & Catalog Retail	4.0%
Metals & Mining	4.0%
Pharmaceuticals	3.9%
Media	3.9%
Energy Equipment & Services	3.8%
Containers & Packaging	3.8%
Other	12.2%

1	As a percentage of total corporate bond holdings as of July 31, 2008. Other corporate bonds represents the total of all corporate bond industries that recalculate to less than 3.8% of total corporate bond holdings. Holdings are subject to change.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical Performance
	Actual Performance	(5% annualized return before expenses)
Beginning Account Value (2/01/08)	$1,000.00	$1,000.00
Ending Account Value (7/31/08)	$972.40	$1,024.86
Expenses Incurred During Period	$—	$—

Expenses are equal to the Fund’s annualized net expense ratio of 0.000% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Annual Report    Page 8

Portfolio of Investments

International Income Managed Accounts Portfolio

July 31, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Sovereign Debt – 61.3%

	Belgium – 2.6%

55 EUR	Kingdom of Belgium	4.000%	3/28/13	AA+	$84,000
	Canada – 1.4%

30 CAD	Canadian Government Bond	8.000%	6/01/27	AAA	43,853
	Colombia – 8.7%

500,000 COP	Republic of Colombia	12.000%	10/22/15	BB+	280,730
	France – 4.4%

65 EUR	Republic of France	8.500%	4/25/23	AAA	141,587
	Greece – 20.5%

83 EUR	Hellenic Republic	4.100%	8/20/12	A	126,329

357 EUR	Hellenic Republic	4.300%	7/20/17	A	532,529
440 EUR	Total Greece				658,858
	Italy – 4.5%

95 EUR	Buoni Poliennali del Tesoro, Italian Treasury Bond	4.250%	10/15/12	AA–	145,963
	Netherlands – 4.2%

80 EUR	Netherlands Government Bond	5.500%	1/15/28	AAA	135,972
	Spain – 4.3%

90 EUR	Bonos y Obligado Del Estado, Government of Spain	3.900%	10/31/12	AAA	137,348
	Turkey – 3.6%

150 TRY	Republic of Turkey, Government Bond	14.000%	9/26/12	N/R	114,594
	United Kingdom – 7.1%

90 GBP	United Kingdom, Treasury Bill	8.000%	6/07/21	N/R	229,729
	Total Sovereign Debt (cost $1,971,624)				1,972,634

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Short-Term Investments – 36.2%

	U.S. Government and Agency Obligations – 20.2%

$650	Federal Home Loan Banks, Discount Notes	0.000%	8/15/08	Aaa	$649,478
	Repurchase Agreements – 16.0%

513	Repurchase Agreement with State Street Bank, dated 7/31/08, repurchase price $512,699, collateralized by $435,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $524,719	1.840%	8/01/08	N/A	512,673
$1,163	Total Short-Term Investments (cost $1,162,099)				1,162,151
	Total Investments (cost $3,133,723) – 97.5%				3,134,785

	Other Assets Less Liabilities – 2.5%				79,471

	Net Assets – 100%				$3,214,256

Portfolio of Investments

International Income Managed Accounts Portfolio (continued)

July 31, 2008

Forward Foreign Currency Exchange Contracts outstanding at July 31, 2008:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Australian Dollar	100,000	U.S. Dollar	94,808	9/26/08	$1,368
Brazilian Real	166,200	U.S. Dollar	102,910	8/04/08	(3,085)
Canadian Dollar	46,021	U.S. Dollar	45,076	9/18/08	159
Canadian Dollar	102,015	U.S. Dollar	100,344	10/10/08	801
Colombian Peso	332,500,000	U.S. Dollar	180,412	10/23/08	(1,848)
Czech Koruna	1,260,250	Euro	50,000	8/05/08	(4,076)
Czech Koruna	1,260,250	U.S. Dollar	82,656	11/05/08	810
Danish Krone	481,800	U.S. Dollar	100,000	9/09/08	(498)
Euro	50,000	Hungarian Forint	12,770,000	8/05/08	7,095
Euro	60,000	U.S. Dollar	92,199	9/09/08	(1,193)
Euro	1,218,640	U.S. Dollar	1,910,706	9/18/08	14,812
Euro	10,000	U.S. Dollar	15,617	9/18/08	60
Euro	70,000	Iceland Krona	7,232,400	9/24/08	(18,820)
Hungarian Forint	12,770,000	U.S. Dollar	86,488	8/05/08	1,421
Iceland Krona	7,232,400	Euro	63,403	9/24/08	8,561
Japanese Yen	10,479,000	U.S. Dollar	100,000	9/09/08	2,645
Japanese Yen	10,710,000	U.S. Dollar	100,000	10/27/08	223
Mexican Peso	1,043,420	U.S. Dollar	99,302	9/29/08	(3,664)
New Taiwan Dollar	3,010,000	U.S. Dollar	99,751	10/09/08	1,395
New Turkish Lira	4,620	U.S. Dollar	3,518	8/14/08	(436)
New Turkish Lira	116,055	U.S. Dollar	90,000	8/14/08	(9,312)
New Turkish Lira	127,135	U.S. Dollar	100,000	8/14/08	(8,794)
New Turkish Lira	60,386	U.S. Dollar	50,000	8/14/08	(1,674)
New Zealand Dollar	125,000	U.S. Dollar	91,422	9/26/08	523
Pound Sterling	122,622	U.S. Dollar	239,211	9/18/08	(2,941)
Singapore Dollar	137,700	U.S. Dollar	101,399	10/10/08	335
Singapore Dollar	135,989	U.S. Dollar	100,000	10/31/08	100
South African Rand	787,990	U.S. Dollar	106,557	8/04/08	(740)
Swiss Franc	101,751	U.S. Dollar	98,432	8/15/08	1,272
Swiss Franc	104,531	U.S. Dollar	100,000	9/23/08	156
U.S. Dollar	102,745	Brazilian Real	166,200	8/04/08	3,251
U.S. Dollar	100,000	South African Rand	787,990	8/04/08	7,297
U.S. Dollar	82,857	Czech Koruna	1,260,250	8/05/08	(808)
U.S. Dollar	100,000	New Turkish Lira	125,310	8/14/08	7,232
U.S. Dollar	100,000	New Turkish Lira	120,195	8/14/08	2,855
U.S. Dollar	50,000	New Turkish Lira	58,178	8/14/08	(216)
U.S. Dollar	100,000	Swiss Franc	101,751	8/15/08	(2,840)
U.S. Dollar	100,000	Brazilian Real	159,650	9/03/08	1,006
U.S. Dollar	100,000	Mexican Peso	1,012,820	9/04/08	361
U.S. Dollar	95,056	Euro	60,000	9/09/08	(1,664)
U.S. Dollar	98,443	Japanese Yen	10,479,000	9/09/08	(1,088)
U.S. Dollar	56,519	Euro	35,704	9/18/08	(973)
U.S. Dollar	29,260	Euro	18,477	9/18/08	(515)
U.S. Dollar	92,714	Euro	60,000	9/18/08	631
U.S. Dollar	442,677	Euro	280,000	9/18/08	(7,068)
U.S. Dollar	102,023	Swiss Franc	104,531	9/23/08	(2,179)
U.S. Dollar	94,465	Australian Dollar	100,000	9/26/08	(1,026)
U.S. Dollar	93,440	New Zealand Dollar	125,000	9/26/08	(2,541)
U.S. Dollar	50,000	Indian Rupee	2,185,500	9/29/08	798
U.S. Dollar	50,000	Indonesian Rupiah	468,500,000	9/29/08	961
U.S. Dollar	100,117	Mexican Peso	1,043,420	9/29/08	2,849
U.S. Dollar	50,000	Ukraine Hryvna	256,000	10/09/08	4,263
U.S. Dollar	101,894	Singapore Dollar	137,700	10/10/08	(830)
U.S. Dollar	104,101	South African Rand	787,990	11/04/08	713
U.S. Dollar	85,344	Hungarian Forint	12,770,000	11/05/08	(1,386)
U.S. Dollar	25,000	Vietnam Dong	525,000,000	12/04/08	4,700
					$(1,562)

Interest Rate Swaps outstanding at July 31, 2008:

Counterparty	Notional Amount		Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation Depreciation (U.S. Dollars)
Credit Suisse	210,000	NZD	Pay	3-Month NZD-BBR-FRA	7.240%	Semi-Annually	7/11/18	$1,810
Credit Suisse	164,000	AUD	Pay	6-Month AUD-BBR-BBSW	7.300	Semi-Annually	7/18/18	2,402
Credit Suisse	950,000	SEK	Receive	3-Month SEK-STIBOR-SIDE	5.295	Annually	7/24/18	(1,802)
Goldman Sachs	2,800,000	MXN	Pay	28-Day MXN-TIIE	9.750	28-Day	7/04/18	6,638
								$9,048

Futures Contracts outstanding at July 31, 2008:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at July 31, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Japan Government 10-Year Bond	Long	8	9/08	$1,011,596	$15,277

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

N/A	Not applicable.

N/R	Not rated.

AUD	Australian Dollar

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Great British Pound Sterling

MXN	Mexican Peso

NZD	New Zealand Dollar

SEK	Swedish Krona

TRY	New Turkish Lira

AUD-BBR-BBSW	Australian Bank Bill Rate-Bank Bill Swap

MXN-TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

NZD-BBR-FRA	New Zealand Dollar-Bank Bill Rate-Forward Rate Agreement

SEK-STIBOR-SIDE	Swedish Stockholm Inter-Bank Offered Rate

See accompanying notes to financial statements.

Portfolio of Investments

Enhanced Multi-Strategy Managed Accounts Portfolio

July 31, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Corporate Bonds – 2.3%

	Aerospace & Defense – 0.4%

$5	BE Aerospace Inc.	8.500%	7/01/18	BB+	$5,175

5	Bombardier Inc., 144A	6.750%	5/01/12	BB+	4,950

5	DRS Technologies Inc.	6.875%	11/01/13	B	5,050

5	Hawker Beechcraft Acquisition Company	9.750%	4/01/17	B–	4,963
20	Total Aerospace & Defense				20,138
	Auto Components – 0.1%

5	Goodyear Tire & Rubber Company	8.625%	12/01/11	BB–	5,088

5	Titan Wheels International Inc. (WI/DD)	8.000%	1/15/12	B–	4,900
10	Total Auto Components				9,988
	Automobiles – 0.0%

5	General Motors Corporation, Senior Debentures	8.375%	7/15/33	B–	2,487
	Beverages – 0.1%

5	Cott Bevergages USA Inc.	8.000%	12/15/11	B3	4,425
	Commercial Services & Supplies – 0.2%

5	Allied Waste North America	7.250%	3/15/15	BB	4,962

5	Ticketmaster	10.750%	8/01/16	BB	5,200
10	Total Commercial Services & Supplies				10,162
	Consumer Finance – 0.1%

5	Ford Motor Credit Company	9.875%	8/10/11	B1	4,080
	Containers & Packaging – 0.1%

5	Intertape Polymer US Inc.	8.500%	8/01/14	CCC+	4,475
	Electric Utilities – 0.1%

5	Texas Competitive Electric Holdings Company LLC., Series B	10.250%	11/01/15	B3	5,025
	Energy Equipment & Services – 0.1%

5	Allis Chalmers Energy Inc., 144A	8.500%	3/01/17	B+	4,563
	Health Care Providers & Services – 0.2%

5	HCA Inc.	9.250%	11/15/16	BB–	5,162

5	HealthSouth Corporation	9.133%	6/15/14	CCC+	5,113
10	Total Health Care Providers & Services				10,275
	Internet & Catalog Retail – 0.1%

5	Expedia Inc.	8.500%	7/01/16	BB	4,775
	Media – 0.1%

5	XM Satellite Radio Holdings Inc.	13.000%	8/01/13	Caa1	4,587
	Metals & Mining – 0.1%

5	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	B–	4,725
	Multi-Utilities – 0.1%

5	Aquila, Inc.	11.875%	7/01/12	BBB	5,825
	Oil, Gas & Consumable Fuels – 0.1%

5	Range Resources Corporation	7.250%	5/01/18	BB	4,900
	Paper & Forest Products – 0.1%

5	Buckeye Technologies Inc.	8.500%	10/01/13	BB–	5,012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 0.1%

$5	Elan Financing Corporation PLC	6.676%	11/15/11	B	$4,675
	Semiconductors & Equipment – 0.1%

5	Spansion LLC	5.807%	6/01/13	B+	3,525
	Wireless Telecommunication Services – 0.1%

5	Cricket Communications Inc.	10.000%	7/15/15	B–	5,063
$125	Total Corporate Bonds (cost $118,599)				118,705

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Asset-Backed and Mortgage-Backed Securities – 113.4%

	Autos – Asset-Backed Securities – 12.3%

$150	Capital Auto Receivable Asset Trust, 2008-2, A3A	4.680%	10/15/12	AAA	$150,716

340	Daimler Chrysler Auto Trust 2008B	4.710%	9/10/12	AAA	341,466

155	Nissan Auto Receivables Owner Trust 2008-B A3	4.460%	4/16/12	AAA	155,116
645	Total Autos – Asset-Backed Securities				647,298
	Other – Asset-Backed Securities – 4.7%

250	Chase Issuance Trust 2008 Class A9	4.260%	5/15/13	Aaa	248,162
	Residential – Mortgage-Backed Securities – 96.4%

178	Federal National Mortgage Association Pool 946228	6.150%	9/01/37	AAA	181,190

2,200	Federal National Mortgage Association (MDR) (WI/DD)	6.000%	TBA	AAA	2,209,968

1,575	Federal National Mortgage Association (MDR) (WI/DD)	5.500%	TBA	AAA	1,541,285

1,200	Federal National Mortgage Association (MDR) (WI/DD)	5.000%	TBA	AAA	1,139,437
5,153	Total Residential – Mortgage Backed Securities				5,071,880
$6,048	Total Asset-Backed and Mortgage-Backed Securities (cost $6,033,848)				5,967,340

Principal Amount (000)	Description (1)		Optional Call Provisions (3)	Ratings (2)	Value
	Municipal Bonds – 0.7%

	Connecticut – 0.7%

$40	Connecticut State, General Obligation Bonds, Series 2008A, 5.850%, 3/15/32		3/18 at 100.00	AA	$40,802

	Total Municipal Bonds (cost $40,000)				40,802

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. Government and Agency Obligations – 44.8%

$295	United States of America Treasury Bonds	6.250%	8/15/23	AAA	$349,621

10	United States of America Treasury Bonds	4.750%	2/15/37	AAA	10,206

100	United States of America Treasury Notes	3.130%	11/30/09	AAA	101,133

315	United States of America Treasury Notes	4.250%	8/15/13	AAA	329,692

1,290	United States of America Treasury Securities, STRIPS	0.000%	11/15/12	AAA	1,125,314

60	United States of America Treasury Securities, STRIPS	0.000%	5/15/17	AAA	41,389

350	United States of America Treasury Securities, STRIPS	0.000%	2/15/18	AAA	232,597

160	United States of America Treasury Securities, STRIPS	0.000%	5/15/18	AAA	105,197

245	United States of America Treasury Securities, STRIPS	0.000%	2/15/37	AAA	64,527
$2,825	Total U.S. Government and Agency Obligations (cost $2,351,873)				2,359,676

Portfolio of Investments

Enhanced Multi-Strategy Managed Accounts Portfolio (continued)

July 31, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Sovereign Debt – 2.7%

	Colombia – 2.7%

250,000 COP	Republic of Colombia	12.000%	10/22/15	BB+	$140,365
	Total Sovereign Debt (cost $138,759)				140,365

Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 34.6%

$1,820	Repurchase Agreement with State Street Bank, dated 7/31/08, repurchase price $1,819,626, collateralized by $1,540,000 U.S. Treasury Bonds, 6.250%, due 8/15/23, value $1,857,625	1.840%	8/01/08	N/A	$1,819,533

	Total Short-Term Investments (cost $1,819,533)				1,819,533

	Total Investments (cost $10,502,612) – 198.5%				10,446,421

	Other Assets Less Liabilities – (98.5)%				(5,183,963)

	Net Assets – 100%				$5,262,458

Forward Foreign Currency Exchange Contracts outstanding at July 31, 2008:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Australian Dollar	130,000	U.S. Dollar	123,250	9/26/08	$1,779
Brazilian Real	210,990	U.S. Dollar	130,644	8/04/08	(3,917)
Canadian Dollar	132,326	U.S. Dollar	130,159	10/10/08	1,039
Czech Koruna	1,984,190	U.S. Dollar	130,000	11/05/08	1,139
Danish Krone	623,649	U.S. Dollar	130,000	9/09/08	(86)
Euro	83,608	U.S. Dollar	130,000	9/09/08	(139)
Japanese Yen	13,913,250	U.S. Dollar	130,000	9/09/08	739
Japanese Yen	13,923,000	U.S. Dollar	130,000	10/27/08	290
Mexican Peso	1,342,718	U.S. Dollar	127,787	9/29/08	(4,715)
New Taiwan Dollar	3,945,500	U.S. Dollar	130,754	10/09/08	1,828
New Turkish Lira	165,276	U.S. Dollar	130,000	8/14/08	(11,432)
New Turkish Lira	72,463	U.S. Dollar	60,000	8/14/08	(2,009)
New Zealand Dollar	170,000	U.S. Dollar	124,334	9/26/08	711
Singapore Dollar	177,645	U.S. Dollar	130,814	10/10/08	432
Singapore Dollar	176,786	U.S. Dollar	130,000	10/31/08	130
South African Rand	1,024,387	U.S. Dollar	138,524	8/04/08	(962)
Swiss Franc	132,276	U.S. Dollar	127,961	8/15/08	1,654
Swiss Franc	134,378	U.S. Dollar	130,000	9/23/08	1,646
U.S. Dollar	130,000	Brazilian Real	210,990	8/04/08	4,561
U.S. Dollar	130,000	South African Rand	1,024,387	8/04/08	9,487
U.S. Dollar	130,000	New Turkish Lira	162,903	8/14/08	9,402
U.S. Dollar	130,000	New Turkish Lira	156,254	8/14/08	3,711
U.S. Dollar	60,000	New Turkish Lira	69,813	8/14/08	(259)
U.S. Dollar	130,000	Swiss Franc	132,276	8/15/08	(3,692)
U.S. Dollar	130,000	Brazilian Real	207,545	9/03/08	1,308
U.S. Dollar	132,458	Euro	83,608	9/09/08	(2,319)
U.S. Dollar	130,706	Japanese Yen	13,913,250	9/09/08	(1,444)
U.S. Dollar	131,154	Swiss Franc	134,378	9/23/08	(2,801)
U.S. Dollar	122,805	Australian Dollar	130,000	9/26/08	(1,334)
U.S. Dollar	127,078	New Zealand Dollar	170,000	9/26/08	(3,456)
U.S. Dollar	60,000	Indian Rupee	2,622,600	9/29/08	958
U.S. Dollar	60,000	Indonesian Rupiah	562,200,000	9/29/08	1,153
U.S. Dollar	130,000	Mexican Peso	1,316,666	9/04/08	470
U.S. Dollar	128,835	Mexican Peso	1,342,718	9/29/08	3,667
U.S. Dollar	131,453	Singapore Dollar	177,645	10/10/08	(1,071)
U.S. Dollar	135,331	South African Rand	1,024,387	11/04/08	927
U.S. Dollar	130,000	Hungarian Forint	19,444,100	11/05/08	(2,161)
					$5,234

Credit Default Swaps outstanding at July 31, 2008:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount (U.S. Dollars)	Fixed Rate	Termination Date	Value at July 31, 2008 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan Chase Bank, N.A.	CDX.NA.IG.9	Sell	$2,600,000	0.600%	12/20/12	$(78,919)	$(60,564)
JPMorgan Chase Bank, N.A.	CDX.NA.HY.10	Sell	1,500,000	5.000	6/20/13	(94,333)	(36,208)
							$(96,772)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

N/A	Not applicable.

MDR	Denotes investment is subject to dollar roll transactions and deemed purchased on a when-issued basis.

TBA	To be announced. Maturity date not known prior to settlement of the transaction.

WI/DD	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

COP	Colombian Peso

See accompanying notes to financial statements.

Statement of Assets and Liabilities

July 31, 2008

	International Income	Enhanced Multi-Strategy Income
Assets
Investments, at value (cost $1,971,624 and $8,683,079, respectively)	$1,972,634	$8,626,888
Short-term investments (cost $1,162,099 and $1,819,533, respectively)	1,162,151	1,819,533
Cash deposits with brokers	41,642	—
Cash denominated in foreign currencies (cost $96 and $0, respectively)	95	—
Unrealized appreciation on forward foreign currency exchange contracts	78,653	47,031
Unrealized appreciation on interest rate swaps	9,048	—
Receivables:
From Adviser	11,234	8,253
Interest	55,204	43,558
Total assets	3,330,661	10,545,263
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	80,215	41,797
Unrealized depreciation on credit default swaps	—	96,772
Credit default swaps premiums received	—	76,480
Payables:
Dividends	11,091	25,147
Investments purchased	—	5,013,411
Variation margin on futures contracts	872	—
Accrued other expenses	24,227	29,198
Total liabilities	116,405	5,282,805
Net assets	$3,214,256	$5,262,458
Shares outstanding	328,146	536,681
Net asset value per share	$9.80	$9.81

Net Assets Consist of:
Capital paid-in	$3,281,093	$5,368,197
Undistributed (Over-distribution of) net investment income	(45,470)	16,320
Accumulated net realized gain (loss) from investments and derivative transactions	(44,968)	26,138
Net unrealized appreciation (depreciation) of investments and derivative transactions	23,601	(148,197)
Net assets	$3,214,256	$5,262,458

See accompanying notes to financial statements.

Statement of Operations

For the Period December 27, 2007

(commencement of operations) through July 31, 2008

	International Income	Enhanced Multi-Strategy Income
Investment Income	$71,987	$153,171
Expenses
Shareholders’ servicing agent fees and expenses	62	64
Custodian’s fees and expenses	8,436	4,806
Trustees’ fees and expenses	145	207
Professional fees	20,017	21,430
Shareholders’ reports – printing and mailing expenses	7,936	7,936
Federal and state registration fees	2,352	2,182
Other expenses	767	670
Total expenses before custodian fee credit and expense reimbursement	39,715	37,295
Custodian fee credit	(1,128)	(112)
Expense reimbursement	(38,599)	(37,278)
Net expenses	(12)	(95)
Net investment income	71,999	153,266
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(20,552)	63,924
Foreign currencies	64,806	(460)
Forwards	(112,170)	(7,043)
Futures	(23,325)	(10,889)
Swaps	(10)	(12,768)
Change in net unrealized appreciation (depreciation) of:
Investments	1,062	(56,191)
Foreign currencies	(224)	(468)
Forwards	(1,562)	5,234
Futures	15,277	—
Swaps	9,048	(96,772)
Net realized and unrealized gain (loss)	(67,650)	(115,433)
Net increase (decrease) in net assets from operations	$4,349	$37,833

See accompanying notes to financial statements.

Statement of Changes in Net Assets

For the Period December 27, 2007

(commencement of operations) through July 31, 2008

	International Income	Enhanced Multi-Strategy Income
Operations
Net investment income	$71,999	$153,266
Net realized gain (loss) from:
Investments	(20,552)	63,924
Foreign currencies	64,806	(460)
Forwards	(112,170)	(7,043)
Futures	(23,325)	(10,889)
Swaps	(10)	(12,768)
Change in net unrealized appreciation (depreciation) of:
Investments	1,062	(56,191)
Foreign currencies	(224)	(468)
Forwards	(1,562)	5,234
Futures	15,277	—
Swaps	9,048	(96,772)
Net increase (decrease) in net assets from operations	4,349	37,833
Distributions to Shareholders
From net investment income	(71,240)	(143,688)
Decrease in net assets from distributions to shareholders	(71,240)	(143,688)
Fund Share Transactions
Proceeds from sale of shares	3,305,097	5,368,313
Cost of shares redeemed	(23,950)	—
Net increase (decrease) in net assets from Fund share transactions	3,281,147	5,368,313
Net increase (decrease) in net assets	3,214,256	5,262,458
Net assets at the beginning period	—	—
Net assets at the end period	$3,214,256	$5,262,458
Undistributed (Over-distribution of) net investment income at the end period	$(45,470)	$16,320

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Managed Accounts Portfolios Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the International Income Managed Accounts Portfolio (“International Income”) and Enhanced Multi-Strategy Income Managed Accounts Portfolio (“Enhanced Multi-Strategy Income”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on November 14, 2006.

Each Fund is developed exclusively for use within Nuveen-sponsored separately managed accounts, each Fund is a specialized fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. Certain securities in which the Funds invest may be highly speculative. The Funds enable certain Nuveen-sponsored separately managed account investors to receive greater diversification and return potential than smaller managed accounts might otherwise achieve and to gain access to special investment opportunities normally available only to institutional investors.

International Income’s primary investment objective is total return, with current income as a secondary objective. The Fund will ordinarily invest directly or indirectly (with currency forwards and similar derivative investments being measured on a notional basis) at least 80% of its net assets in securities and instruments issued or backed by non-U.S. governments and other non-U.S. issuers. The Fund may also invest up to 40% of its net assets in debt securities or other instruments from emerging markets, and up to 35% of its net assets in debt securities or instruments rated below investment grade or securities that are unrated but deemed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) to be of equivalent quality. The Fund may also invest up to 20% in debt issued by both U.S. and non-U.S. corporate issuers.

Enhanced Multi-Strategy Income’s primary investment objective is total return, with current income as a secondary objective. The Fund will ordinarily invest at least 80% of its net assets in fixed income securities. The Fund may also engage in repurchase, reverse repurchase, dollar rolls and forward purchase agreements (these investments will generally be short-term in nature are primarily used to seek to enhance total return and manage liquidity).

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of bonds and other securities in the Funds’ investment portfolios are generally provided by one or more independent pricing services approved by the Funds’ Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value bonds and other securities traded in the over-the-counter market at the mean of the bid and asked prices when current quotations are readily available. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by and independent pricing service approved by each Fund’s Board of Trustees. Credit default swaps are valued using a market quote provided by a major broker/dealer in such investments. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2008, Enhanced Multi-Strategy Income had outstanding when-issued/delayed delivery purchase commitments of $4,916,650. There were no such outstanding purchase commitments in International Income.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Notes to Financial Statements (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is ‘‘more-likely-than-not’’ (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the period December 27, 2007 (commencement of operations) through July 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts. Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency exchange contracts are valued daily at the forward rate. The change in value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency exchange contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore closely monitored and the Funds’ Adviser performs ongoing monitoring and evaluation of all the Funds’ counterparties.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. International Income was the only Fund to invest in futures contracts during the period December 27, 2007 (commencement of operations) through July 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to enhance return, hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying asset. In connection with these contracts, securities in the Funds’ portfolios may be identified as collateral in accordance with the terms of the respective swap contracts.

Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). International Income was the only Fund to invest in interest rate swaps during the period December 27, 2007 (commencement of operations) through July 31, 2008.

Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party. A Fund may enter into a credit default contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a purchaser of a credit default swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets Liabilities. As a seller of a credit default contract, the Fund generally receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Enhanced Multi-Strategy Income was the only Fund to invest in credit default swap contracts during the period December 27, 2007 (commencement of operations) through July 31, 2008.

Swap contracts are valued daily. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Fund on a swap contract is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions. The amounts potentially subject to counterparty credit risk are generally much smaller, except with respect to credit default swaps.

Entering into swap contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

Dollar Rolls

Each Fund is authorized to enter into “dollar rolls” in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR” for each of the Funds, when applicable. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in Investment Income on the Statement of Operations. Dollar rolls are valued daily. Enhanced-Multi Strategy Income was the only Fund to invest in dollar rolls during the period December 27, 2007 (commencement of operations) through July 31, 2008.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted

Notes to Financial Statements (continued)

into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates, if any, are included in ‘‘Realized gain (loss) from foreign currencies’’ and ‘‘Change in net unrealized appreciation (depreciation) of foreign currencies’’ on the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraw its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	International Income
	For the Period December 27, 2007 (commencement of operations) through July 31, 2008
	Shares	Amount
Shares sold	330,522	$3,305,097
Shares redeemed	(2,376)	(23,950)
	328,146	$3,281,147

	Enhanced Multi-Strategy Income
	For the Period December 27, 2007 (commencement of operations) through July 31, 2008
	Shares	Amount
Shares sold	536,681	$5,368,313
Shares redeemed	—	—
	536,681	$5,368,313

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, derivative and dollar roll transactions) for the period December 27, 2007 (commencement of operations) through July 31, 2008, were as follows:

	International Income	Enhanced Multi-Strategy Income
Purchases:
Investment securities	$2,839,840	$1,192,220
U.S. Government and agency obligations	—	23,351,904
Sales and maturities:
Investment securities	905,819	—
U.S. Government and agency obligations	—	14,959,737

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the amortization of premium, recognition of unrealized gain or loss for tax (mark-to-market) for certain foreign currency contracts, and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2008, the cost of investments was as follows:

	International Income	Enhanced Multi-Strategy Income
Cost of investments	$3,137,481	$10,445,050

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2008, were as follows:

	International Income	Enhanced Multi-Strategy Income
Gross unrealized:
Appreciation	$31,228	$25,946
Depreciation	(33,924)	(24,575)
Net unrealized appreciation (depreciation) of investments	$(2,696)	$1,371

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2008, the Funds’ tax year end, were as follows:

	International Income	Enhanced Multi-Strategy Income
Undistributed net ordinary income*	$16,746	$50,907
Undistributed net long-term capital gains	—	—

*   Undistributed net ordinary income has not been reduced for the dividend declared on July 9, 2008, paid on August 1, 2008. Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended July 31, 2008, was designated for purposes of the dividends paid deduction as follows:

For the period December 27, 2007 (commencement of operations) through July 31, 2008	International Income	Enhanced Multi-Strategy Income
Distributions from net ordinary income*	$60,149	$118,541
Distributions from net long-term capital gains	—	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to Financial Statements (continued)

The Funds have elected to defer net realized losses from investments incurred from December 27, 2007 (commencement of operations) through July 31, 2008, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	International Income	Enhanced Multi-Strategy Income
Post-October capital losses	$29,690	$33,362
Post-October currency losses	40,403	5,027

5. Management Fee and Other Transactions with Affiliates

The Adviser does not charge any investment advisory or administrative fees directly to the Funds. The Adviser also agreed to reimburse all expenses of the Funds (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses). The Adviser is compensated for its services to the Funds from the fee charged at the separately managed account level.

At July 31, 2008, Nuveen owned 300,000 shares and 500,000 shares of International Income and Enhanced Multi-Strategy Income, respectively.

6. New Accounting Pronouncements

Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 157

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. As the Trust was established prior to November 15, 2007, each Fund in the Trust will include SFAS No. 157 disclosures in the Trust’s interim report filed with the SEC as of October 31, 2008.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of July 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which will be paid on September 2, 2008, to shareholders of record on August 28, 2008, as follows:

	International Income	Enhanced Multi-Strategy Income
Dividend per share	$.0594	$.0735

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions					Ratios/Supplemental Data
INTERNATIONAL INCOME											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
2008(e)	$10.00	$.22	$(.20)	$(.02)	$(.22)	$—	$(.22)	$9.80	.19%	$3,214	2.06	%*	1.68	%*	.06	%*	3.68	%*	—	%**	3.74	%*	49%

*	Annualized.
**	Annualized expense ratio to average net assets after credit/reimbursement rounds to (.001)%.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions					Ratios/Supplemental Data
ENHANCED MULTI-STRATEGY INCOME											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
2008(f)	$10.00	$.29	$(.21)	$.08	$(.27)	$—	$(.27)	$9.81	.74%	$5,262	1.16	%*	3.60	%*	—	%**	4.75	%*	—	%**	4.76	%*	120%

*	Annualized.
**	Annualized expense ratios to average net assets after reimbursement and after credit/reimbursement round to .001% and (.003)%, respectively.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions.
(f)	For the period December 27, 2007 (commencement of operations) through July 31, 2008.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Managed Accounts Portfolios Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Income Managed Accounts Portfolio and Enhanced Multi-Strategy Income Managed Accounts Portfolio (each a series of the Nuveen Managed Accounts Portfolios Trust, hereafter referred to as the “Funds”) at July 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period December 27, 2007 (commencement of operations) through July 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 22, 2008

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant.	186

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	186

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at George Washington University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	186

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	186

William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	186

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	186

Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	186

Interested Trustee:

John P. Amboian (2)(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(5)	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Chartered Financial Analyst.	186

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	186

Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	66

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5); Managing Director (since 2005) of Nuveen Asset Management.	186

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	186

Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	186

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	186

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	186

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (5)	186

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008) Vice President and Assistant Secretary (since 2007), Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Managing Director (since 2008), Vice President (2007-2008) and Assistant General Counsel, Nuveen Investments, Inc., prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	186

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	186

Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	186

James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	186

John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	66

Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); Vice President and Assistant General Counsel, Nuveen Investments Inc. (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	186

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian and Mr. Toth were appointed to the Board of Trustees of certain Nuveen Funds, effective July 1, 2008. Mr. Amboian and Mr. Toth were subsequently elected to the Board of Trustees of the remainder of the funds in the Nuveen Fund Complex on July 28, 2008. In connection with the appointment of Mr. Amboian as trustee, Timothy R. Schwertfeger, an interested trustee, resigned from the Board of Trustees, effective July 1, 2008.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
(5)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Glossary of Terms Used in this Report

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or accretion of discounts of bonds held in the Fund’s portfolio.

Real Yield: The nominal yield received minus the percentage change in the rate of inflation.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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•	Investor education

MAN-EIMAP-0708D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
International Income Managed Accounts Portfolio Fund [5]	16,180	0	0	0
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund [5]	17,812	0	0	0
Municipal Total Return Managed Accounts Portfolio Fund [6]	7,500	0	0	0

Total	$41,492	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 27, 2007
[6]	The funds commenced operations May 31, 2007

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
International Income Managed Accounts Portfolio Fund [1]	0	0	0	0
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund [1]	0	0	0	0
Municipal Total Return Managed Accounts Portfolio Fund [2]	0	0	0	0

[1]	The funds commenced operations December 27, 2007
[2]	The funds commenced operations May 31, 2007

Fiscal Year Ended July 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
International Income Managed Accounts Portfolio Fund [5]	N/A	N/A	N/A	N/A
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund [5]	N/A	N/A	N/A	N/A
Municipal Total Return Managed Accounts Portfolio Fund [6]	7,000	0	0	0

Total	$7,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 27, 2007
[6]	The funds commenced operations May 31, 2007

Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
International Income Managed Accounts Portfolio Fund [1]	N/A	N/A	N/A	N/A
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund [1]	N/A	N/A	N/A	N/A
Municipal Total Return Managed Accounts Portfolio Fund [2]	0	0	0	0

[1]	The funds commenced operations December 27, 2007
[2]	The funds commenced operations May 31, 2007

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2008	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
International Income Managed Accounts Portfolio Fund [1]	0	0	0	0
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund [1]	0	0	0	0
Municipal Total Return Managed Accounts Portfolio Fund [2]	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations December 27, 2007
[2]	The funds commenced operations May 31, 2007

Fiscal Year Ended July 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
International Income Managed Accounts Portfolio Fund [1]	N/A	N/A	N/A	N/A
Enhanced Multi-Strategy Income Managed Accounts Portfolio Fund [1]	N/A	N/A	N/A	N/A
Municipal Total Return Managed Accounts Portfolio Fund [2]	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations December 27, 2007
[2]	The funds commenced operations May 31, 2007

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 8, 2008

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 8, 2008